UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

CALIFORNIA AMPLIFIER, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-12182 (Commission File Number) Identification Number)	95-3647070 (IRS Employer

460 Calle San Pablo Camarillo, California (Address of principal executive offices)		93012 (Zip Code)

(805) 987-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT 99.1

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99.1	Press release of the Registrant dated April 22, 2003.

Item 9. Regulation FD Disclosure

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release No. 33-8216.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On April 22, 2003, California Amplifier, Inc. issued an earnings release announcing its financial results for the fourth quarter ended February 28, 2003. A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA AMPLIFIER, INC.

Dated: April 25, 2003	By:	/s/ Richard K. Vitelle Richard K. Vitelle, Vice President & Chief Financial Officer